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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 6, 2003
                                ----------------


                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)





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Item 5 Other Events

On November 6, 2003, the Registrant issued a press release, filed herewith as
Exhibit 99.1, announcing that William F. Patient had been named to the Registrant's Board of Directors as non-executive chairman.


Item 7 Financial Statements and Exhibits

       (c) Exhibits

           Exhibit 99.1 - Press release dated of November 6, 2003.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     POLYONE CORPORATION

                                                     By: /s/ Gregory P. Smith
                                                         ----------------------
                                                         Gregory P. Smith
                                                         Controller


Dated: November 6, 2003